UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2021

VICOR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-18277	04-2742817
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Frontage Road, Andover, Massachusetts 01810

(Address of Principal Executive Offices) (Zip Code)

(978) 470-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VICR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On February 25, 2021, Vicor Corporation (the “Company”) issued a press release announcing its financial results for the three and 12 months ended December 31, 2020. The full text of that press release is attached as Exhibit 99.1 hereto and incorporated by reference herein. The information furnished under this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for any purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02(b).	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2021, James A. Simms notified the Company of his decision to resign from his positions as the Company’s Corporate Vice President, Chief Financial Officer, Treasurer, and Secretary effective June 30, 2021. Mr. Simms’ resignation is not related to the Company’s operations, policies, or practices, including its internal controls or other matters related to financial reporting. The Company has initiated a search for a new Chief Financial Officer, a process with which Mr. Simms will be assisting.

Item 7.01.	Regulation FD Disclosure.

On February 25, 2021, the Company announced Mr. Simms’s decision to resign from his positions as Corporate Vice President, Chief Financial Officer, Treasurer, and Secretary effective June 30, 2021 in the same press release referenced above in Item 2.02 and attached hereto as Exhibit 99.1. The information furnished under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for any purpose, including for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements:

None

(b) Pro forma financial information:

None

(c) Shell company transactions:

None

(d) Exhibits

Pursuant to General Instruction B.2 to Form 8-K, the Company’s February 25, 2021 press release is furnished as Exhibit 99.1 and is not filed.

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Vicor Corporation dated February 25, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICOR CORPORATION

Date: February 25, 2021	By:	/s/ James A. Simms
James A. Simms
Chief Financial Officer